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                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY

                        NSCORE SERIES VARIABLE ANNUITIES
                   SECURITY ADVANTAGE VARIABLE UNIVERSAL LIFE

        SUPPLEMENT DATED MAY 1, 2004 TO THE PROSPECTUS DATED MAY 1, 2004

The following changes are made to the prospectus dated May 1, 2004:

The UBS Series Trust Tactical Allocation Portfolio has changed its name to UBS Series Trust U.S. Allocation Portfolio.